HCM Freedom Fund

Service Class (HCMFX)

A Series of the

DIREXION FUNDS

Supplement dated February 27, 2014

to the Prospectus and

Statement of Additional Information (“SAI”) dated December 27, 2013

The Board of Trustees (the “Board”) of the Direxion Funds (the “Trust”) has determined, upon the recommendation of Rafferty Asset Management, LLC (“Rafferty”), the Trust’s adviser, and Horizon Capital Management, LLC, the subadviser for the HCM Freedom Fund’s (the “Fund”), that it is in the best interests of the Fund and its shareholders to liquidate and terminate the Fund. Due to the Fund’s inability to attract sufficient investment assets to maintain a competitive operating structure, thereby hindering its ability to operate efficiently, Rafferty informed the Board that the Fund could not continue to conduct its business and operations in an economically efficient manner over the longer term.

Effective February 27, 2014, as a result of change in control of Horizon Capital Management, LLC (“HCM”), the subadvisory agreement between Rafferty and HCM is terminated in accordance with its terms. HCM will no longer serve as subadviser to the Fund, and Rafferty will continue to manage the Fund pursuant to the investment advisory agreement between the Fund and Rafferty. Also effective February 27, 2014, Rafferty has agreed to reduce its management fee so that the Fund pays Rafferty at an annualized rate of 0.40% of its average daily net assets. Additionally, the Distribution and/or Service fees that the Fund pays will be reduced to 0.0% from 0.80% effective February 27, 2014.

The Fund will be closed to new investments as of the close of regular trading on the New York Stock Exchange on February 27, 2014. The Fund’s assets will be converted to cash and the Fund will no longer pursue its stated investment objectives after the close of trading on February 27, 2014 in order to pursue an orderly liquidation. The Fund will be liquidated on April 1, 2014 (the “Liquidation Date”).

After the Liquidation Date, any shareholder who has not redeemed shares of the Fund, or exchanged them for shares of other investment series of the Trust, prior to the Liquidation Date will receive a payment representing the shareholder’s proportionate interest in the net assets of the Fund as of the Liquidation Date.

For more information, please contact the Funds at (800) 851-0511.

Please retain this Supplement with the Prospectus and SAI.